Exhibit 99.1

Stitch Fix Announces First Quarter Fiscal Year 2019 Financial Results

SAN FRANCISCO, December 10, 2018 (GLOBE NEWSWIRE) -- Stitch Fix, Inc. (NASDAQ:SFIX), the leading online personal styling service, has released its financial results for the first quarter of fiscal year 2019 ended October 27, 2018, and posted a letter to its shareholders on its investor relations website.

First quarter highlights

•	Active clients of 2.9 million, an increase of 22% year over year

•	Net revenue of $366.2 million, an increase of 24% year over year

•	Net income of $10.7 million and adjusted EBITDA of $14.3 million

•	Diluted earnings per share of $0.10

“We are proud of our results; Q1 was another strong quarter for us,” said Mike Smith, President and COO of Stitch Fix. “We grew our active client count to 2.9 million, an increase of 22% year over year and delivered net revenue of $366.2 million for the quarter, representing 24% year-over-year growth, with adjusted EBITDA of $14.3 million. We continue to demonstrate our ability to deliver growth and exceptional client experiences across all of our categories.”

Smith added, “We continue to delight clients with our strong assortment by delivering access to the brands they love and new styles they’re excited to discover. This quarter, we added new brands to the platform across Women’s, Men’s and Kids, including Michael Kors, Madewell, The North Face, Bonobos and Converse. In Men’s, we launched expanded sizing, offering up to 3XL and a 48-inch waist as well as short and tall fit options. In Plus, we continue to get great client feedback on the fit of our denim, and have expanded our offerings there too. All of our assortment investments are deeply rooted in direct feedback from clients, so we’re confident they’re going to love our new additions.”

Please visit the Stitch Fix investor relations website at https://investors.stitchfix.com to view the financial results included in the letter to shareholders. The Company intends to continue to make future announcements of material financial and other information through its investor relations website. The Company will also, from time to time, disclose this information through press releases, filings with the Securities and Exchange Commission, conference calls or webcasts, as required by applicable law.

Conference Call and Webcast Information
Mike Smith, President and Chief Operating Officer of Stitch Fix, and Paul Yee, Chief Financial Officer of Stitch Fix, will host a conference call at 2:00 p.m. Pacific Time today to discuss the Company’s financial results and outlook. A live webcast will be accessible on Stitch Fix’s investor relations website at investors.stitchfix.com. Interested parties can also access the call by dialing (888) 256-1007 in the U.S. or (323) 994-2093 internationally, and entering conference code 2226708.

A telephonic replay will be available through Monday, December 17, 2018, at (888) 203-1112 or (719) 457-0820, passcode 2226708. An archive of the webcast conference call will be available shortly after the call ends at https://investors.stitchfix.com.

About Stitch Fix, Inc.
Stitch Fix is reinventing the shopping experience by delivering one-to-one personalization to our clients, through the combination of data science and human judgment. Stitch Fix was founded in 2011 by Founder and CEO, Katrina Lake. Since our founding, we’ve helped millions of men, women and kids discover and buy what they love through personalized shipments of apparel, shoes and accessories, hand-selected by Stitch Fix stylists and delivered to our clients’ homes.

Forward-Looking Statements
This press release and related conference call and webcast contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our future financial performance, including our guidance on financial results for the second quarter and full year of fiscal 2019; market trends, growth, and opportunity; profitability; competition; the timing and success of expansions to our offering and penetration of our target markets, such as the launch of our offering in the United Kingdom; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize; our plans related to client acquisition, including any impact on our costs and margins and our ability to determine optimal advertising methods; and our ability to successfully acquire, engage, and retain clients. These statements involve substantial risks and uncertainties, including risks and uncertainties related to our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage, and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to international operations; and other risks described in the filings we make with the Securities and Exchange Commission, or SEC. Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended July 28, 2018. These documents are available on the SEC Filings section of the Investor Relations section of our website at: http://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.

Stitch Fix, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except share and per share amounts)

	October 27, 2018	July 28, 2018
Assets
Current assets:
Cash & cash equivalents	$173,341	$297,516
Restricted cash	250	250
Short-term investments	84,985	—
Inventory, net	106,701	85,092
Prepaid expenses and other current assets	33,036	34,148
Total current assets	398,313	417,006
Long-term investments	83,870	—
Property and equipment, net	37,629	34,169
Deferred tax assets	15,234	14,107
Restricted cash, net of current portion	12,600	12,600
Other long-term assets	3,146	3,703
Total assets	$550,792	$481,585
Liabilities, Convertible Preferred Stock and Stockholders’ Equity
Current liabilities:
Accounts payable	$105,662	$79,782
Accrued liabilities	67,098	43,037
Gift card liability	6,268	6,814
Deferred revenue	11,206	8,870
Other current liabilities	1,761	3,729
Total current liabilities	191,995	142,232
Deferred rent, net of current portion	15,635	15,288
Other long-term liabilities	9,659	8,993
Total liabilities	217,289	166,513
Stockholders’ equity:
Preferred stock, $0.00002 par value	—	—
Class A common stock, $0.00002 par value	1	1
Class B common stock, $0.00002 par value	1	1
Additional paid-in capital	243,086	235,312
Accumulated other comprehensive loss	(56)	—
Retained earnings	90,471	79,758
Total stockholders’ equity	333,503	315,072
Total liabilities, convertible preferred stock and stockholders’ equity	$550,792	$481,585

Stitch Fix, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income
(Unaudited)
(In thousands, except share and per share amounts)

	For the Three Months Ended
	October 27, 2018	October 28, 2017
Revenue, net	$366,236	$295,563
Cost of goods sold	201,068	166,548
Gross profit	165,168	129,015
Selling, general and administrative expenses	154,271	119,471
Operating income	10,897	9,544
Remeasurement of preferred stock warrant liability	—	(9,071)
Interest income	(1,399)	(17)
Other income, net	(120)	—
Income before income taxes	12,416	18,632
Provision for income taxes	1,738	5,144
Net income	$10,678	$13,488
Other comprehensive income (loss):
Change in unrealized loss on available-for-sale securities, net of tax	(82)	—
Foreign currency translation	26	—
Total other comprehensive loss, net of tax	(56)	—
Comprehensive income	$10,622	$13,488
Net income attributable to common stockholders:
Basic	$10,664	$3,915
Diluted	$10,665	$1,347
Earnings per share attributable to common stockholders:
Basic	$0.11	$0.15
Diluted	$0.10	$0.04
Weighted-average shares used to compute earnings per share attributable to common stockholders:
Basic	98,965,274	26,329,495
Diluted	104,539,452	33,262,082

Stitch Fix, Inc.
Condensed Consolidated Statements of Cash Flow
(Unaudited)
(In thousands)

	For the Three Months Ended
	October 27, 2018	October 28, 2017
Cash Flows from Operating Activities
Net income	$10,678	$13,488
Adjustments to reconcile net income to net cash provided by operating activities:
Deferred income taxes	(1,061)	(1,366)
Remeasurement of preferred stock warrant liability	—	(9,071)
Inventory reserves	1,563	4,224
Stock-based compensation expense	6,637	2,038
Depreciation and amortization	3,175	2,270
Loss on disposal of property and equipment	—	131
Change in operating assets and liabilities:
Inventory	(23,172)	(24,208)
Prepaid expenses and other assets	1,252	4,084
Accounts payable	26,008	13,967
Accrued liabilities	24,360	16,942
Deferred revenue	2,532	1,663
Gift card liability	(141)	(119)
Other liabilities	(865)	748
Net cash provided by operating activities	50,966	24,791
Cash Flows from Investing Activities
Purchases of property and equipment	(6,985)	(4,180)
Purchases of securities available-for-sale	(169,095)	—
Sales of securities available-for-sale	302	—
Net cash used in investing activities	(175,778)	(4,180)
Cash Flows from Financing Activities
Proceeds from the exercise of stock options	637	444
Repurchase of Class B common stock related to early exercised options	—	(39)
Payment of deferred offering costs	—	(528)
Net cash provided by (used in) financing activities	637	(123)
Net increase (decrease) in cash, cash equivalents and restricted cash	(124,175)	20,488
Cash, cash equivalents and restricted cash at beginning of period	310,366	119,958
Cash, cash equivalents and restricted cash at end of period	$186,191	$140,446
Components of cash, cash equivalents and restricted cash
Cash and cash equivalents	$173,341	$131,096
Restricted cash – current portion	250	250
Restricted cash – long-term portion	12,600	9,100
Total cash, cash equivalents and restricted cash	$186,191	$140,446
Supplemental Disclosure
Cash paid for income taxes	$42	$—
Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$224	$1,022
Capitalized stock-based compensation	$410	$121
Vesting of early exercised options	$90	$315
Deferred offering costs included in accrued liabilities	$—	$920

Non-GAAP Financial Measures
We report our financial results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. Management believes that excluding certain items that may vary substantially in frequency and magnitude period-to-period from net income and earnings per share (“EPS”) provides useful supplemental measures that assist in evaluating our ability to generate earnings and to more readily compare these metrics between past and future periods. Management also believes that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that this supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies. For instance, we do not exclude stock-based compensation expense from adjusted EBITDA or non-GAAP net income. Stock-based compensation is an important part of how we attract and retain our employees, and we consider it to be a real cost of running the business.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include:

•
our non-GAAP net income, adjusted EBITDA and non-GAAP EPS – diluted measures exclude the remeasurement of the preferred stock warrant liability, which is a non-cash expense incurred in the periods prior to the completion of our initial public offering;

•
adjusted EBITDA excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future;

•	adjusted EBITDA does not reflect our tax provision, which reduces cash available to us;

•	adjusted EBITDA excludes interest income and other income, net, as these items are not components of our core business; and

•	free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments.
Adjusted EBITDA
We define adjusted EBITDA as net income excluding interest income, other income, net, provision for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability. The following table presents a reconciliation of net income, the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented:

	For the Three Months Ended
(in thousands)	October 27, 2018	October 28, 2017
Adjusted EBITDA reconciliation:
Net income	$10,678	$13,488
Add (deduct):
Interest income	(1,399)	(17)
Other income, net	(120)	—
Provision for income taxes	1,738	5,144
Depreciation and amortization	3,394	2,270
Remeasurement of preferred stock warrant liability	—	(9,071)
Adjusted EBITDA	$14,291	$11,814

Non-GAAP Net Income
We define non-GAAP net income as net income excluding, when present, the remeasurement of preferred stock warrant liability. The following table presents a reconciliation of net income, the most comparable GAAP financial measure, to non-GAAP net income for each of the periods presented:

	For the Three Months Ended
(in thousands)	October 27, 2018	October 28, 2017
Non-GAAP net income reconciliation:
Net income	$10,678	$13,488
Add (deduct):
Remeasurement of preferred stock warrant liability	—	(9,071)
Non-GAAP net income	$10,678	$4,417
Non-GAAP Earnings Per Share – Diluted
We define non-GAAP EPS as diluted EPS excluding, when present, the per share impact of the remeasurement of preferred stock warrant liability. The following table presents a reconciliation of EPS attributable to common stockholders – diluted, the most comparable GAAP financial measure, to non-GAAP EPS attributable to common stockholders – diluted for each of the periods presented:

	For the Three Months Ended
(in dollars)	October 27, 2018	October 28, 2017
Non-GAAP earnings per share – diluted reconciliation:
Earnings per share attributable to common stockholders – diluted	$0.10	$0.04
Per share impact of the remeasurement of preferred stock warrant liability(1)	—	—
Non-GAAP earnings per share attributable to common stockholders – diluted	$0.10	$0.04

(1) For the three months ended October 28, 2017, the preferred stock warrant liability was dilutive and included in earnings per share attributable to common stockholders – diluted. Therefore, it is not an adjustment to arrive at non-GAAP EPS – diluted.
Free Cash Flow
We define free cash flow as cash flow from operations reduced by purchases of property and equipment that are included in cash flow from investing activities. The following table presents a reconciliation of cash flows from operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented:

	For the Three Months Ended
(in thousands)	October 27, 2018	October 28, 2017
Free cash flow reconciliation:
Cash flows from operating activities	$50,966	$24,791
Deduct:
Purchases of property and equipment	(6,985)	(4,180)
Free cash flow	$43,981	$20,611
Cash flows used in investing activities	$(175,778)	$(4,180)
Cash flows from (used in) financing activities	$637	$(123)

IR Contact: David Pearce ir@stitchfix.com	PR Contact: Suzy Sammons media@stitchfix.com